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                                                                  EXHIBIT 10-c-5

                       ROCKWELL INTERNATIONAL CORPORATION
                           RESTRICTED STOCK AGREEMENT

To:
    ---------------------------

         In accordance with the Directors Stock Plan (the Plan), as amended, of Rockwell International Corporation (the Corporation) and your election pursuant
thereto dated November 21, 1999,    shares of Common Stock of the Corporation
have been granted to you today as restricted stock in lieu of the retainer fees payable to you on January 3, 2000 in respect of your service on the Board of Directors (the Board) of the Corporation and the Board Committees on which you serve. The number of shares granted was calculated in accordance with the Plan by valuing the shares at the closing price on the New York Stock Exchange -- Composite Transactions (Closing Price) on January 3, 2000. Additional shares shall be granted to you as restricted stock pursuant to the Plan and resolutions adopted by the Board of Directors of the Corporation on September 1, 1999 as follows:

(i)      On February 2, 2000,          shares in respect of your continuing
         service on the Board of Directors; and

(ii) On April 3, 2000, July 3, 2000, and October 2, 2000, in lieu of the retainer fees otherwise payable to you on those respective dates in respect of your service on the Board and Committees thereof on which you serve, the number of shares whose value (based on the Closing Price on those respective dates) equals the amount of retainer fees then otherwise payable to you; and

In this Restricted Stock Agreement, the shares granted today and to be granted on the respective future dates set forth above, are collectively called Restricted Shares.

         The Restricted Shares have been or will be granted to you upon the following terms and conditions:

1.       Earning of Restricted Shares

                  (a) If (i) you shall continue as a director of the Corporation until you retire from the Board under the Board's retirement policy; or
         (ii) you shall resign from the Board or cease to be a director of the Corporation by reason of the antitrust laws, compliance with the Corporation's conflict of interest policies, death or disability, or
         (iii) a Change of Control as defined in Article III, Section 13(I)(1) of the Corporation's By-Laws (or any successor provision) shall occur, then you shall be deemed to have fully earned all the Restricted Shares subject to this Restricted Stock Agreement.

                  (b) If you resign from the Board or cease to be a director of the Corporation for any other reason, you shall be deemed not to have earned any of the Restricted Shares and shall have no further rights with respect thereto unless the Board of Directors shall determine, in its sole discretion, that you have resigned from the Board or ceased to be a director by reason of circumstances that the Board determines not to be adverse to the best interests of the Corporation.

2.       Retention of Certificates for Restricted Shares

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         Certificates for the Restricted Shares and any dividends or distributions thereon or in respect thereof that may be paid in additional shares of Common Stock, other securities of the Corporation or securities of another entity (Stock Dividends) shall be delivered to and held by the Corporation, or shall be registered in book entry form subject to the Corporation's instructions, until you shall have earned the Restricted Shares in accordance with the provisions of paragraph 1. To facilitate implementation of the provisions of this Restricted Stock Agreement, you undertake to sign and deposit with the Corporation's Office of the Secretary (a) a Stock Transfer Power in the form of Attachment 1 hereto with respect to the Restricted Shares and any Stock Dividends thereon and (b) such other documents appropriate to effectuate the purpose and intent of this Restricted Stock Agreement as the Corporation may reasonably request from time to time.

3.       Dividends and Voting Rights

         Notwithstanding the retention by the Corporation of certificates (or the right to give instructions with respect to shares held in book entry form) for the Restricted Shares and any Stock Dividends, you shall be entitled to receive any dividends that may be paid in cash on, and to vote, the Restricted Shares and any Stock Dividends held by the Corporation (or subject to its instructions) in accordance with paragraph 2, unless and until such shares have been forfeited in accordance with paragraph 5.

4.       Delivery of Earned Restricted Shares

         As promptly as practicable after you shall have been deemed to have earned the Restricted Shares in accordance with paragraph 1, the Corporation shall deliver to you (or in the event of your death, to your estate or any person who acquires your interest in the Restricted Shares by bequest or inheritance) the Restricted Shares, together with any Stock Dividends then held by the Corporation (or subject to its instructions).

5.       Forfeiture of Unearned Restricted Shares

         Notwithstanding any other provision of this Restricted Stock Agreement, if at any time it shall become impossible for you to earn any of the Restricted Shares in accordance with this Restricted Stock Agreement, all the Restricted Shares, together with any Stock Dividends, then being held by the Corporation (or subject to its instructions) in accordance with paragraph 2 shall be forfeited, and you shall have no further rights of any kind or nature with respect thereto. Upon any such forfeiture, the Restricted Shares, together with any Stock Dividends, shall be transferred to Rockwell.


6.       Transferability

         This grant is not transferable by you otherwise than by will or by the laws of descent and distribution, and the Restricted Shares and any Stock Dividends shall be deliverable, during your lifetime, only to you.

7.       Withholding

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         The Corporation shall have the right, in connection with the delivery of the Restricted Shares and any Stock Dividends subject to this Restricted Stock Agreement, (i) to deduct from any payment otherwise due by the Corporation to you or any other person receiving delivery of the Restricted Shares and any Stock Dividends an amount equal to any taxes required to be withheld by law with respect to such delivery,
         (ii) to require you or any other person receiving such delivery to pay to it an amount sufficient to provide for any such taxes so required to be withheld or (iii) to sell such number of the Restricted Shares and any Stock Dividends as may be necessary so that the net proceeds of such sale shall be an amount sufficient to provide for any such taxes so required to be withheld.

8.       Applicable Law

         This Restricted Stock Agreement and the Corporation's obligation to deliver Restricted Shares and any Stock Dividends hereunder shall be governed by and construed and enforced in accordance with the laws of Delaware and the Federal law of the United States.

                          ROCKWELL INTERNATIONAL CORPORATION


                          By:
                             ---------------------------------------------------
                                          William J. Calise, Jr.
                                          Senior Vice President, General Counsel
                                           and Secretary

         Attachment 1 - Stock Transfer Power

         Dated:   January 3, 2000

         Agreed to as of the 3rd day of January, 2000


         Address:




         Social Security No.:








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Attachment 1

                 STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, I,      , hereby sell, assign and transfer unto
Rockwell International Corporation (i) the shares (the Granted Shares) of the Common Stock of Rockwell International Corporation (the Corporation) standing in my name on the books of the Corporation evidenced by book entry dated January 3, 2000, granted to me on that date as Restricted Shares pursuant to the Corporation's Directors Stock Plan, as amended; (ii) the additional shares (together with the Granted Shares, the Shares) of the Common Stock of the Corporation to be granted to me on February 2, 2000, April 3, 2000, July 3, 2000 and October 2, 2000 as Restricted Shares pursuant to the Corporation's Directors Stock Plan, as amended, and to be registered in my name on the books of the Corporation and evidenced by book entries dated those respective dates; and
(iii) any additional shares of the Corporation's Common Stock, other securities issued by the Corporation or securities of another entity (Stock Dividends) distributed, paid or payable on or in respect of the Shares and Stock Dividends during the period the Shares and Stock Dividends are held by the Corporation pursuant to a certain Restricted Stock Agreement dated January 3, 2000, with respect to the Shares; and I do hereby irrevocably constitute and appoint
                              , attorney with full power of substitution in the
premises to transfer the Shares on the books of the Corporation.

Dated: January,      2000
               -----

                                                ------------------------------
                                                          (Signature)

WITNESS:

----------------------------

                       ROCKWELL INTERNATIONAL CORPORATION
                           RESTRICTED STOCK AGREEMENT

To:

         In accordance with Section 6 of the Directors Stock Plan, as amended, of Rockwell International Corporation (the Corporation) and your election
pursuant thereto dated             , 400 shares (Restricted Shares) of Common
Stock of the Corporation have been granted to you today as restricted stock in respect of your continuing service as a director of the Corporation.

         These Restricted Shares have been granted to you today upon the following terms and conditions:

1.       Earning of Restricted Shares

                  (a) If (i) you shall continue as a director of the Corporation until you retire from the Board of Directors (the Board) of the Corporation under the Board's retirement policy; or (ii) you shall resign from the Board or cease to be a director of the Corporation by reason of the antitrust laws, compliance with the Corporation's conflict of interest policies, death or disability; or (iii) a Change of Control as defined in Article III, Section 13(I)(1) of Rockwell's By-Laws (or any successor provision) shall occur, then you shall be deemed to have fully earned all the Restricted Shares subject to this Restricted Stock Agreement.

                  (b) If you resign from the Board or cease to be a director of the Corporation for any other reason, you shall be deemed not to have earned any of the Restricted Shares and shall have no further rights with respect thereto unless the Board of Directors shall determine, in its sole discretion, that you have resigned from the Board or ceased to be a director by reason of circumstances that the Board determines not to be adverse to the best interests of the Corporation.

2.       Retention of Certificates for Restricted Shares

         Certificates for the Restricted Shares and any dividends or distributions thereon or in respect thereof that may be paid in additional shares of Common Stock, other securities of the Corporation or securities of another entity (Stock Dividends) shall be delivered to and held by the Corporation, or shall be registered in book entry form subject to the Corporation's instructions, until you shall have earned the Restricted Shares in accordance with the provisions of paragraph 1. To facilitate implementation of the provisions of this Restricted Stock Agreement, you undertake to sign and deposit with the Corporation's Office of the Secretary (a) a Stock Transfer Power in the form of Attachment 1 hereto with respect to the Restricted Shares and any Stock Dividends thereon and (b) such other documents appropriate to effectuate the purpose and intent of


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         this Restricted Stock Agreement as the Corporation may reasonably request from time to time.

3.       Dividends and Voting Rights

         Notwithstanding the retention by the Corporation of certificates (or the right to give instructions with respect to shares held in book entry form) for the Restricted Shares and any Stock Dividends, you shall be entitled to receive any dividends that may be paid in cash on, and to vote, the Restricted Shares and any Stock Dividends held by the Corporation (or subject to its instructions) in accordance with paragraph 2, unless and until such shares have been forfeited in accordance with paragraph 5.

4.       Delivery of Earned Restricted Shares

         As promptly as practicable after you shall have been deemed to have earned the Restricted Shares in accordance with paragraph 1, the Corporation shall deliver to you (or in the event of your death, to your estate or any person who acquires your interest in the Restricted Shares by bequest or inheritance) the Restricted Shares, together with any Stock Dividends then held by the Corporation (or subject to its instructions).

5.       Forfeiture of Unearned Restricted Shares

         Notwithstanding any other provision of this Restricted Stock Agreement, if at any time it shall become impossible for you to earn any of the Restricted Shares in accordance with this Restricted Stock Agreement, all the Restricted Shares, together with any Stock Dividends, then being held by the Corporation (or subject to its instructions) in accordance with paragraph 2 shall be forfeited, and you shall have no further rights of any kind or nature with respect thereto. Upon any such forfeiture, the Restricted Shares, together with any Stock Dividends, shall be transferred to Rockwell.

6.       Transferability

         This grant is not transferable by you otherwise than by will or by the laws of descent and distribution, and the Restricted Shares and any Stock Dividends shall be deliverable, during your lifetime, only to you.

7.       Withholding

         The Corporation shall have the right, in connection with the delivery of the Restricted Shares and any Stock Dividends subject to this Restricted Stock Agreement, (i) to deduct from any payment otherwise due by the Corporation to you or any other person receiving delivery of the Restricted Shares and any Stock Dividends an amount equal to any taxes required to be withheld by law with respect to such delivery,
         (ii) to require you or any other person receiving such delivery to pay to it an amount sufficient to provide for any such taxes so required to be withheld or (iii) to sell such number of the Restricted Shares and any Stock Dividends as may be necessary so that the net proceeds of such sale shall be an amount sufficient to provide for any such taxes so required to be withheld.

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

8.       Applicable Law

         This Restricted Stock Agreement and the Corporation's obligation to deliver Restricted Shares and any Stock Dividends hereunder shall be governed by and construed and enforced in accordance with the laws of Delaware and the Federal law of the United States.


                          ROCKWELL INTERNATIONAL CORPORATION


                          By:
                             --------------------------------------------------
                                         W. J. Calise, Jr.
                                         Senior Vice President, General Counsel
                                          and Secretary

         Attachment 1 - Stock Transfer Power

         Dated:

         Agreed to this        day of                 .
                        ------        ----------------


         --------------------------------------


         Address:


         Social Security No.:




                                      -7-
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Attachment 1


                 STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, I,             , hereby sell, assign and transfer unto
Rockwell International Corporation (i) the 400 shares (the Shares) of the Common Stock of Rockwell International Corporation (the Corporation) standing in my
name on the books of the Corporation evidenced by book entry dated             ,
granted to me on that date as Restricted Shares pursuant to the Corporation's Directors Stock Plan, as amended, and (ii) any additional shares of the Corporation's Common Stock, other securities issued by the Corporation or securities of another entity (Stock Dividends) distributed, paid or payable on or in respect of the Shares and Stock Dividends during the period the Shares and Stock Dividends are held by the Corporation pursuant to a certain Restricted
Stock Agreement dated             , with respect to the Shares; and I do hereby
irrevocably constitute and appoint                          , attorney with full
power of substitution in the premises to transfer the Shares on the books of the Corporation.


Dated:

                                                  ------------------------------
                                                            (Signature)


WITNESS:

----------------------------